                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                FORM 8-K/A-2

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): April 23, 1999




                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                 ------------------------------------------
           (Exact name of registrant as specified in its charter)



     Delaware                     0-28238                    54-1521616
---------------------    ------------------------        ------------------
(State or other          (Commission file number)          (IRS Employer
jurisdiction of incor-                                  Identification No.)
poration or organization)





             22570 Markey Court, Dulles, Virginia    20166-6901
           ------------------------------------------------------
            (Address of principal executive offices)   (Zip Code)




     Registrant's telephone number, including area code:  (703) 444-7931
    --------------------------------------------------------------------

        ------------------------------------------------------------

        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 7:         FINANCIAL STATEMENTS AND EXHIBITS
------          ---------------------------------

   (a)  Financial Statements
        --------------------

        Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:

        H & M Steel, Inc. Audited Financial Statements as of and for the years ended February 28, 1999 and 1998:

                Independent Auditor's Report

                Balance Sheet as of February 28, 1999

                Statements of Operations and Comprehensive Income (Loss) for the years ended February 28, 1999 and 1998

                Statements of Changes in Shareholders' Equity for the years ended February 28, 1999 and 1998

                Statements of Cash Flows for the years ended February 28, 1999 and 1998

                Notes to Financial Statements

   (b)  Pro Forma Financial Information
        -------------------------------

        Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the following unaudited pro forma consolidated financial information:

        Pro Forma Combined Condensed Financial Information (Unaudited)

        Pro Forma Combined Condensed Balance Sheet (Unaudited)

        Pro Forma Combined Condensed Statement of Operations (Unaudited)

        Notes to Pro Forma Combined Condensed Financial Information

                        INDEX TO FINANCIAL STATEMENTS



                                                                        PAGE
                                                                        ----

Independent Auditor's Report                                               4

Balance Sheet - February 28, 1999                                          5

Statements of Operations and Comprehensive Income (Loss) - For the Years
Ended February 28, 1999 and 1998                                           6

Statements of Changes in Shareholder's Equity - For the Years Ended
February 28, 1999 and 1998                                                 7

Statements of Cash Flows - For the Years Ended February 28, 1999 and 1998. 8

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . 9

                        INDEPENDENT AUDITOR'S REPORT



Board of Directors
H&M Steel, Inc.
Luther, Oklahoma

We have audited the accompanying balance sheet of H&M Steel, Inc. as of February 28, 1999, and the related statements of operations and comprehensive loss, changes in shareholder's equity, and cash flows for the years ended February 28, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-ments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H&M Steel, Inc. as of February 28, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



HEIN + ASSOCIATES LLP

Denver, Colorado
June 23, 1999

                               H&M STEEL, INC.

                                BALANCE SHEET
                              FEBRUARY 28, 1999

                                   ASSETS
                                   ------
CURRENT ASSETS:
   Cash and cash equivalents                                     $1,268,674
   Accounts receivable                                            3,689,322
   Costs and estimated earnings in excess of
        billings on uncompleted contracts                           208,668
   Inventories                                                       47,109
   Prepaid expenses and other                                        46,009
                                                                 -----------
        Total current assets                                      5,259,782

PROPERTY AND EQUIPMENT, at cost:
   Land and building                                                274,524
   Furniture and equipment                                          589,663
                                                                 -----------
                                                                    864,187
   Less accumulated depreciation                                   (520,074)
                                                                 -----------
        Net property and equipment                                  344,113

OTHER ASSETS                                                            600
                                                                 -----------

TOTAL ASSETS                                                     $5,604,495
                                                                ============


                    LIABILITIES AND SHAREHOLDER'S EQUITY
                    ------------------------------------

CURRENT LIABILITIES:
   Accounts payable                                                $881,808
   Billings in excess of costs and estimated
        earnings on uncompleted contracts                           143,376
   Accrued compensation and related costs                         2,975,742
   Accrued taxes and other                                          283,127
   Deferred taxes                                                    24,000
                                                                 -----------
        Total current liabilities                                 4,308,053

SHAREHOLDER'S EQUITY:
   Common stock, par value $1.00 per share;
        50 shares authorized, issued and outstanding                     50
   Additional paid-in capital                                         4,950
   Retained earnings                                              1,291,442
                                                                 -----------
        Total shareholders' equity                                1,296,442
                                                                 -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $5,604,495
                                                                 ===========

            See accompanying notes to these financial statements.


                               H&M STEEL, INC.

          STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)


                                                FOR THE YEARS ENDED
                                                   FEBRUARY 28,
                                           -------------------------------
                                                1999              1998
                                           -------------------------------
REVENUE                                    $14,487,663         $11,956,214

   Cost of sales                            10,787,063          10,530,850
                                           -----------         -----------

GROSS PROFIT                                 3,700,600           1,425,364

OPERATING EXPENSES:
   Officers' salaries                        4,371,465           1,143,685
   Other selling, general and
        administrative expenses                277,325             327,671
                                           -----------         -----------

        Total operating expenses             4,648,790           1,471,356

LOSS FROM OPERATIONS                          (948,190)            (45,992)

INTEREST INCOME                                 98,132              75,576
                                           -----------         -----------

INCOME (LOSS) BEFORE TAXES                    (850,058)             29,584

INCOME TAX BENEFIT (PROVISION):
   Current                                     (63,720)           (122,859)
   Deferred                                    397,000             128,000
                                           -----------         -----------
      Total income tax benefit (provision)     333,280               5,141
                                           -----------         -----------

Net Income (Loss) and Comprehensive
   Income (Loss)                            $ (516,778)           $34,725
                                           ============        ===========



            See accompanying notes to these financial statements.

                               H&M STEEL, INC.

                STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
               FOR THE YEARS ENDED FEBRUARY 28, 1999 AND 1998


                            COMMON STOCKADDITIONAL
                         ----------------     PAID-IN       RETAINED
                         SHARES    AMOUNT     CAPITAL       EARNINGS
TOTAL
                         -------   -------   ----------     --------     ---
-------

BALANCES, March 1, 1997     50     $  50     $    4,950     $1,773,495
$1,778,495

   Net income               -         -           -             34,725
   34,725
                         -------   -------   ----------     ----------   ---
-------

BALANCES, February 28,
   1998                     50        50          4,950      1,808,220
1,813,220

   Net loss                 -         -           -           (516,778)
   (516,778)
                         -------   -------   ----------     ----------   ---
-------

BALANCES, February 28,
   1999                     50     $  50     $    4,950     $1,291,442
$1,296,442
                         =======   =======   ==========     ==========
==========






            See accompanying notes to these financial statements.


                               H&M STEEL, INC.

                          STATEMENTS OF CASH FLOWS


                                                     FOR THE YEARS ENDED
                                                         FEBRUARY 28,
                                                    --------------------
                                                      1999       1998
                                                    --------   ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                 $(516,778)   $  34,725
   Adjustments to reconcile net loss to net
     cash provided by (used in) operating
     activities:
        Depreciation                                   125,209       95,659
        Bad debt expense                               (31,192)      42,698
        Gain on sale of assets                          (3,000)       -
        Deferred income taxes                         (397,000)    (128,000)
        (Increase) decrease in:
             Accounts receivable                   (3,632,629)      (51,583)
             Other receivables                        (32,083)       (1,920)
             Costs and estimated earnings in
                 excess of billings                 1,033,630       229,667
             Inventories                              (30,778)         (461)
        Increase (decrease) in:
             Accounts payable                         176,362       410,038
             Billings in excess of costs and
                 estimated earnings                    30,919       112,457
             Accrued compensation and other
                 expenses                           3,011,939       199,818
             Accrued taxes and other                  (38,046)        4,598
                                                  -----------     ---------
     Net cash provided by (used in) operating
        activities                                   (303,447)      947,696

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                 (75,464)     (145,217)
   Repayment of note receivable                        -             92,228
                                                     ---------   ----------
     Net cash used in investing activities             (75,464)     (52,989)

INCREASE (DECREASE) IN CASH                           (378,911)     894,707

CASH AND CASH EQUIVALENTS, at beginning of year      1,647,585      752,878
                                                     =========   ==========

CASH AND CASH EQUIVALENTS, at end of year           $1,268,674   $1,647,585
                                                     ==========  ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION -
   Cash paid for income taxes                       $  142,253   $  126,466
                                                     ==========  ==========



            See accompanying notes to these financial statements.

                              H & M STEEL, INC.

                        NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     ORGANIZATION - H&M Steel, Inc. ("H&M" or the "Company") commenced operations and was incorporated in February 1989 by acquiring certain assets and hiring certain employees from another company.

     The Company specializes in manufacturing steel structures mainly to be used in commercial buildings. The Company obtains bids on contracts and manufactures the steel structures as ordered by customers.

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid monetary instruments purchased with an original maturity of three months or less to be cash equivalents. The Company maintains cash in bank deposit accounts which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

     INVENTORIES - Inventories, which consist primarily of raw materials, are stated at the lower of cost or market using the first-in, first-out method.

     PROPERTY AND EQUIPMENT - Property and equipment is recorded at historical cost. Depreciation of property and equipment is provided utilizing the straight-line method over the following estimated useful lives:

                                                     YEARS
                                                  ---------
                 Building                            31.5
                 Furniture and equipment               5


     Major renewals and betterments are capitalized while expenditures for maintenance and repairs are charged to expense as incurred.
     Depreciation expense for the years ended February 28, 1999 and 1998 was $125,209 and $95,659, respectively.

     INCOME RECOGNITION - The Company follows the percentage of completion method of accounting for all significant long-term contracts. The percentage of completion method of reporting income from contracts takes into account direct labor hours, the costs, estimated earnings, and revenue to date on contracts not yet completed.

     The amount of revenue recognized is the portion of the total contract price that the direct labor hours incurred to date bears to the anticipated final total direct labor hours. Contract costs includes all labor and benefits, materials unique to or installed in the project, subcontract costs, and allocations of indirect construction costs. General and administrative costs are charged to expense as incurred.

     As long-term contracts extend over one or more years, revisions in estimates of direct labor hours and costs and earnings during the course of the work are reflected in the accounting period in which the facts which require the revision become known. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss is recognized in the financial statements. Costs and estimated earnings on contracts in progress in excess of billings is classified as a current asset. Amounts billed in excess of costs and estimated earnings are classified as a current liability.

     Income related to direct sales of equipment and parts is recognized upon shipment.

     ACCOUNTS RECEIVABLE - It is the practice of management to write off receivables in the year amounts are determined to be uncollectible.
     No allowance for doubtful accounts is reflected in these financial statements since management believes all accounts at February 28, 1999 to be fully collectible.

     IMPAIRMENT OF LONG-LIVED ASSETS - The Company performs an assessment for impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable. If the net carrying value exceeds estimated undiscounted future net cash flows, then impairment is recognized to reduce the carrying value to the estimated fair value.

     COMPREHENSIVE INCOME (LOSS) - In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards
     (SFAS) No. 130, REPORTING COMPREHENSIVE INCOME (LOSS). SFAS No. 130, which is effective for fiscal years beginning after December 15, 1997, defines comprehensive income (loss) as all changes in shareholders' equity exclusive of transactions with owners, such as capital investments. Comprehensive income (loss) includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments in foreign subsidiaries, and certain changes in minimum pension liabilities. The Company's comprehensive income (loss) was equal to its net income (loss) for all periods presented in these financial statements.

     INCOME TAXES - The Company utilizes the liability method of accounting for income taxes. The liability method accounts for deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to differences between financial statements amounts and tax bases of assets and liabilities. Deferred income taxes related to an asset or liability are classified as current or noncurrent based on the classification of the related asset or liability.

     FINANCIAL INSTRUMENTS, MAJOR CUSTOMERS AND VENDORS, AND OTHER CONCENTRATIONS OF CREDIT RISK - Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly effected by changes in economic or other conditions.

     Financial instruments which potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents. At February 28, 1999, the Company maintained cash balances with a commercial bank which were approximately $1,425,000 in excess of FDIC limits.

     The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The carrying amounts of cash, receivables, notes receivables, accounts payable, and accrued liabilities approximate fair value as a result of the short-term maturities.

     Sales to unaffiliated customers which represent 10% or more of the Company's sales for the years ended February 28, 1999 and 1998 were as follows (as a percentage of sales):

        Customer                                  1999           1998
        --------                                  ----           ----


        A                                         26%               *
        B                                            *           14%
        C                                            *           13%
        D                                            *           11%
        E                                            *           11%

        ------------------------
        * Less than 10%.


     The Company frequently sells large quantities of inventory to its customers. At February 28, 1999, the Company had gross trade receivables totaling approximately $1,766,498 due from three customers.

     Purchases from unaffiliated vendors which represent 10% or more of the Company's purchases for the years ended February 28, 1999 and 1998 were as follows (as a percentage of sales):


     Vendor                                       1999              1998
     ------                                       ----              ----
     A                                            18%               27%
     B                                            12%               *
     C                                            11%               *
     D                                               *              12%

     ---------------------
     * Less than 10%.


     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. The actual results could differ from those estimates. The Company's financial statements are based upon a number of estimates, including total direct labor hours to complete each contract and its corresponding percent complete, the allowance for doubtful accounts, obsolescence of inventories, the estimated useful lives selected for property and equipment, and sales returns. Due to the uncertainties inherent in the estimation process, it is at least reasonably possible that the estimates for these items could be further revised in the near term and such revisions could be material.


2.   TRADE RECEIVABLES:

   The following information summarizes accounts receivable at February 28, 1999:

     Accounts receivable:
        Completed contracts                            $  390,642
        Uncompleted contracts                           3,077,508
        Retainage                                         160,281
                                                       ----------
                                                        3,628,431
     Other trade receivables                               60,891
                                                       ----------

                                                       $3,689,322
                                                       ==========

     Some of the Company's contracts contain retainage provisions and require that certain percentages of completion be achieved before amounts under the contracts can be billed. Retainages are generally collected within one year.

     The Company provides ongoing credit evaluations of its customers but collateral is generally not required. However, the Company typically deals with general contractors who are bonded and the Company generally has the right to file mechanics' liens to secure delinquent accounts.


3.   CONTRACTS IN PROGRESS:

     The following information is applicable to uncompleted contracts at February 28, 1999:

        Costs incurred on uncompleted contracts             $6,769,658
        Estimated earnings                                   1,212,445
                                                            ----------
                                                             7,982,103
        Less billings to date                               (7,916,811)
                                                            ----------

                                                            $   65,292
                                                            ==========

        These amounts are included in accompanying balance sheet at February 28, 1999 under the following captions:

        Costs and estimated earnings in excess of
             billings on uncompleted contracts              $  208,668

        Billings in excess of costs and estimated
             earnings on uncompleted contracts                (143,376)
                                                            ----------

                                                            $   65,292
                                                            ==========


4.   INCOME TAXES:

     Under SFAS No. 109, deferred taxes result from temporary differences between the financial statements carrying amounts and the tax bases of assets and liabilities. The deferred tax liability as of February 28, 1999 arises due to the use of different methods of accounting for long-term contracts for financial reporting and income tax purposes.

     Total income tax (expense) benefit differed from the amounts computed by applying the U.S. federal statutory tax rates to pre-tax income as follows:


                                                  For the Years Ended
                                                     February 28,
                                                  -------------------
                                                     1999     1998
                                                  ---------  --------
     Total (expense) benefit computed by
        applying the Federal statutory rate       $ 289,200 $ (10,200)
     State income taxes, net of Federal tax
        benefit                                        -       (7,600)
     Effect of graduated rates                        6,400     5,700
     Tax credits                                     10,200    14,600
     Other                                           27,480     2,641
                                                  ---------   --------

                                                  $ 333,280   $ 5,141
                                                  =========   ========

5.   SHAREHOLDER'S EQUITY:

     The Company has 50 common shares authorized and issued, all of which are owned by the President of the Company and his spouse. These shares were acquired by the President when the Company was incorporated in 1989. There are no other forms of stocks, options, warrants, or similar instruments authorized or outstanding.


6.   BENEFIT PLANS:

     The Company has a profit-sharing plan that covers all full-time employees with 12 months of service who elect to enter the plan. At the option of the Board of Directors, an amount, not to exceed that allowable under the Internal Revenue Code of 1984, as amended, may be contributed to the plan. During the years ended February 28, 1999 and 1998, the Company contributed $40,403 and $8,100, respectively, to the plan.


7.   SUBSEQUENT EVENTS:

     PURCHASE BY STRUCTURAL HOLDINGS, INC. - On April 23, 1999, and effective March 1, 1999, 100% of the Company's authorized, issued and outstanding common stock was purchased by Structural Holdings, Inc. (Structural) for $3,911,000. The purchase was paid by $3,261,000 cash and a $650,000 note. The cash was funded primarily by two term loans from a commercial institution. In conjunction with the purchase, a management agreement, consulting services agreement, and non-compete agreement were entered into, as described below. Structural plans to maintain the operations of the Company consistent with prior practices.

     CONSULTING SERVICES AGREEMENT - Subsequent to February 28, 1999, and as part of the purchase by Structural, the Company entered into a consulting services agreement with the previous President and 100% stock owners. The agreement expires February 28, 2003 and provides for an annual salary of $93,750. The total value of the agreement is $375,000.

     NON-COMPETE AGREEMENT - Subsequent to February 28, 1999, and as part of the purchase by Structural, the Company entered into a non-compete agreement with the previous President and 100% stock owners. The agreement expires February 28, 2003 and provides for quarterly payments of $23,000. The total value of the agreement is $368,000.

     MANAGEMENT AGREEMENT - Subsequent to February 28, 1999, and as part of the purchase by Structural, the Company entered into a management agreement with two officers and directors of the Company. The agreement expires April 30, 2004 and provides for a monthly salary of $25,000, plus a bonus not to exceed $100,000 annually based on earnings of the Company. The agreement may be extended at the end of the initial term by written notice of both parties.

                         GUARDIAN TECHNOLOGIES, INC.

             PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                                 (UNAUDITED)

Effective March 1, 1999, Guardian Technologies International, Inc. (Guardian) acquired 55% of the outstanding shares of Structural Holdings, Inc. (Structural), a Delaware holding company. Also effective March 1, 1999, Structural acquired 100% of the outstanding shares of H & M Steel, Inc. (H&M). Structural has no operations and was formed specifically to purchase the shares of H&M.

For accounting purposes, the acquisition of Structural and H&M will be accounted for as a purchase of Structural and H&M, and the shareholders of Guardian will have effective control of the combined entities.

The accompanying pro forma balance sheet combines the December 31, 1998 balance sheet of Guardian and the February 28, 1999 balance sheet of H&M as if the transaction had occurred on December 31, 1998.

The accompanying pro forma statements of operations combine the operations of Guardian for the year ended December 31, 1998 and H&M for the year ended February 28, 1999 as if the transaction had occurred as of the beginning of the period.

These statements are not necessarily indicative of future operations or the actual results that would have occurred had the transaction been consummated at the beginning of the period indicated.

The pro forma combined financial statements should be real in conjunction with the historical financial statements and notes of Guardian and H&M.

                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                 PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 (UNAUDITED)

                                    GUARDIAN           H&M
                                 -------------    --------------
                                  DECEMBER 31,     FEBRUARY 28,
PRO FORMA         PRO FORMA
                                      1998             1999
ADJUSTMENTS      COMBINED
                                 -------------    --------------       ----
---------        ---------
CURRENT ASSETS
   Cash and cash equivalents     $ 585,937        $1,268,674           $
(935,000)(a)     $
                                      -                -
18,544 (a)
                                      -                -
(370,000)(b)
                                      -                -
883,000 (c)   1,451,155
   Trade accounts receivable       193,718         3,689,322
 -                3,883,040
   Current notes receivable        400,000             -
 -                  400,000
   Costs and estimated earnings
        in excess of billings on
        uncompleted contracts         -              208,668
 -                  208,668
   Inventories                     180,786            47,109
 -                  227,895
   Prepaid expenses or other       170,193            46,009
 -                  216,202
                                 ---------        ----------           ----
----------   ----------
        Total current assets     1,530,634        5,259,782
(403,456)         6,386,960

PROPERTY, PLANT AND EQUIPMENT,
   net                           2,711,035          344,113
730,262 (a)
                                      -                -
(2,640,000)(c)    1,145,410

DEFERRED FINANCING COSTS              -                -
370,000 (b)     370,000

GOODWILL                              -                -
2,954,752 (a)     2,954,752

NON-COMPETE AGREEMENT                 -                -
368,000 (d)     368,000

OTHER ASSETS                          -                 600
 -                      600
                                 ----------       ----------           ----
---------    ----------

TOTAL ASSETS                    $4,241,669       $5,604,495
$1,379,558       $11,225,772
                                ===========      ===========
=============     ===========

                    LIABILITIES AND SHAREHOLDERS' EQUITY
                    ------------------------------------

CURRENT LIABILITIES:
   Billings in excess of costs
        and estimated earnings
        on uncompleted
        contracts               $     -           $  143,376           $   -
                                 $  143,376
   Other current liabilities       286,880         4,164,677
   (80,947)(c)
                                      -               -
92,000 (d)    4,462,610
                                 ----------       -----------          ----
-------          ----------
   Total current liabilities       286,880         4,308,053
   11,053         4,605,986

LONG-TERM DEBT                   1,823,256             -
3,300,000 (a)
                                      -                -
(1,823,256)(c)
                                      -                -
276,000 (d)   3,576,000

MINORITY INTEREST                     -                -
765,000 (a)     765,000

SHAREHOLDERS' EQUITY             2,131,533        1,296,442
(1,296,442)(a)              -
                                      -                -
147,203 (c)   2,278,736
                                 ----------       ---------           -----
------           ----------
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY         $4,241,669       $5,604,495
$1,379,558       $11,225,722
                                ===========      ==========
===========      ===========

                           See accompanying notes.

                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

            PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                 (UNAUDITED)

                                    GUARDIAN           H&M
                                 -------------    --------------
                                  DECEMBER 31,     FEBRUARY 28,         PRO
FORMA        PRO FORMA
                                      1998             1999
ADJUSTMENTS      COMBINED
                                 -------------    --------------      -----
--------         ---------


NET REVENUES                     $1,656,649       $14,487,663         $
-           $16,144,312

58,289 (i)
COST OF SALES                     1,377,977        10,787,063
86,000 (k)   12,309,329
                                 ----------       -----------         -----
------       ----------

GROSS PROFIT                        278,672        3,700,600
(144,289)         3,834,983

OPERATING EXPENSES                  697,856        4,648,790
(3,977,715)(e)

295,459 (i)

7,000 (k)

100,000 (f)   1,771,390
                                 ----------       ----------          -----
------       ----------

OPERATING INCOME (LOSS)            (419,184)        (948,190)
3,430,967         2,063,593

OTHER INCOME (EXPENSE):
   Interest income (expense), net  (100,717)          98,132
   115,000 (k)

(384,438)(j)      (272,023)
   Other                             72,646            -
   (191,000)(k)   (118,354)
                                 ----------       ----------          -----
------       ----------


        Total other income
           (expense)                (28,071)          98,132
(460,438)         (390,377)

INCOME (LOSS) BEFORE TAXES
   AND MINORITY INTEREST           (447,255)        (850,058)
2,970,529        1,673,216

INCOME TAX BENEFIT (PROVISION)        -              333,280
(1,278,000)(g)    (944,720)

NET INCOME (LOSS) BEFORE
  MINORITY INTEREST                (447,255)        (516,778)
1,692,529          728,496
   Minority interest                  -                -
        (327,823)(h)    (327,823)
                                 ----------       ----------          -----
------       ----------

NET INCOME (LOSS)                $ (447,255)      $ (516,778)
$1,364,706       $ 400,673
                                 ==========       ==========
===========      =========
PRO FORMA NET INCOME (LOSS)
  PER SHARE, BASIC AND DILUTIVE       $(.40)
   $.36
                                 ==========
==========

PRO FORMA WEIGHTED AVERAGE
  COMMON SHARES OUTSTANDING,
  BASIC AND DILUTIVE              1,120,310
1,120,310
                                 ==========
==========


                           See accompanying notes.

                  GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

         NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

(a) To record the purchase of H&M's common stock through the issuance of $3,300,000 of debt and $935,000 and $765,000 equity contributed by Guardian and the other Shareholders of Structural, respectively.
        The excess of purchase price over the net assets of H&M has been allocated to property, plant and equipment based on its fair market value with the remainder allocated to Goodwill.

(b) To record deferred financing costs associated with the acquisition debt.

(c) To record Guardian's sale of its land and building to finance the purchase of its interest in Structural and pay down the existing mortgage on its land and building.

(d)     To record the non-compete agreement with the prior owner of H&M.

(e) To reflect reductions in executive compensation as a result of the elimination of certain executive positions and the renegotiation of executive compensation agreements resulting from the acquisition.

(f) To reflect additional corporate overhead expenses to be incurred resulting from public reporting and bank requirements.

(g)     To adjust the provision for income taxes.

(h)     To record the minority interest in income.

(i) To record the increase in depreciation and amortization of fixed assets, goodwill and covenant not to compete.

(j) To record interest expense related to the acquisition debt and amortization of deferred financing costs.

(k) To record the reduction of interest expense, depreciation and rental income and increase in rent expense resulting from the sale of Guardian's land and building.

                                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GUARDIAN TECHNOLOGIES
                                      INTERNATIONAL, INC.



Date: July 7, 1999                    By: /s/ J. Andrew Moorer
      -------------                      --------------------------
                                         J. Andrew Moorer, President